UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Priority Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRIORITY INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702

On October 3, 2017, Priority Income Fund, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission, which was recently distributed in connection with the Company’s Annual Meeting of Stockholders scheduled for December 12, 2017 (the “Annual Meeting”). Due to an administrative error, the number of shares of the Company’s common stock outstanding on October 2, 2017, the record date for the Annual Meeting, was incorrectly stated in the Proxy Statement as 21,153,737. The correct number of shares outstanding as of October 2, 2016 is 21,298,408, all of which are entitled to vote at the Annual Meeting.

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